                         SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement        / / Confidential, for Use of the
                                               Commission Only (as permitted by
   /X/  Definitive Proxy Statement             Rule 14a-6(e)(2))

   / /  Definitive Additional Materials

   / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                  Jones Medical Industries, Inc.
       ----------------------------------------------------
        (Name of Registrant as Specified In Its Charter)



       ----------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
        or Item 22(a)(2) of Schedule 14A.

   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

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   2)  Aggregate number of securities to which transaction applies:

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   3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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   4)  Proposed maximum aggregate value of transaction:

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   5)  Total fee paid:

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    / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the
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


                    JONES MEDICAL INDUSTRIES, INC.

                            1945 CRAIG ROAD

                            P. O. BOX 46903

                       ST. LOUIS, MISSOURI 63146

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD MAY 15, 1995


  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Jones Medical Industries, Inc. ("Company"), a Delaware corporation, will be held at the St. Louis Club, 7701 Forsyth, 16th Floor, Clayton, Missouri, on Monday, May 15, 1995, at 3:30 P.M., local time, and at any adjournment or postponement thereof, to consider and act upon the following matters as more fully described in the Proxy Statement:


    (1) The election of directors to serve for a term of one year;


    (2) The approval of a proposal to adopt the Company's 1994 Incentive Stock Plan, pursuant to which the Company may grant incentive stock awards to certain employees of the Company, or its affiliates, designated from time-to-time by the Compensation Committee of the Board of Directors;


    (3) The approval of a proposal to adopt the Company's 1994 Formula Stock Option Plan for Non-Management Directors pursuant to which the Company will grant stock options to directors of the Company who are not employees of the Company; and


    (4) Such other matters as may properly come before the meeting or any adjournment or postponement thereof.


Only holders of record of Common Stock, $.04 par value ("Common Stock") or Convertible Preferred Stock, Series A, $.01 par value ("Preferred Stock") at the close of business on April 14, 1995, are entitled to vote at this meeting or any adjournment or postponement thereof. The holders of Common Stock and Preferred Stock will vote together as a single class with respect to the matters specified above.


  The Board of Directors cordially invites you to attend this meeting. If you cannot attend in person, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT ONCE. IF YOU ATTEND, YOU MAY VOTE IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                             By order of the Board of Directors

                             JUDITH A. JONES, Secretary

April 21, 1995
St. Louis, Missouri

                    JONES MEDICAL INDUSTRIES, INC.

                            1945 CRAIG ROAD

                            P. O. BOX 46903

                       ST. LOUIS, MISSOURI 63146

                            PROXY STATEMENT

                    ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MAY 15, 1995

                        PURPOSE OF THE MEETING

  The Board of Directors of Jones Medical Industries, Inc. ("Company"), a Delaware corporation, furnishes this Proxy Statement ("Proxy Statement") in connection with the solicitation of proxies for use at the Company's Annual Meeting of Shareholders to be held on May 15, 1995 at 3:30 P.M., local time, at the St. Louis Club, 7701 Forsyth, 16th Floor, Clayton, Missouri and at any adjournment or postponement thereof ("Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders and as further described in this Proxy Statement.

  The Board of Directors of the Company ("Board") is soliciting proxies in the form enclosed with respect to matters to be acted upon at the Annual Meeting ("Proxy"). A shareholder of the Company may revoke a Proxy at any time before it is exercised by filing a written revocation or a duly executed Proxy bearing a later date with the Secretary of the Company, either prior to or at the meeting. If a Proxy is properly executed and returned, the shares represented by that Proxy will be voted in accordance with the instructions specified on the Proxy, or if no contrary instructions are specified, the shares will be voted in favor of the election of all of the nominees for director and in favor of all other matters described in this Proxy Statement. This Proxy Statement and related form of Proxy are first being sent to shareholders of the Company on or about April 21, 1995.

  The Company anticipates that it will solicit Proxies primarily by mail, although directors, officers and employees of the Company (who will not receive any additional remuneration for such solicitation) may solicit Proxies by letter, personal interview and telephone. The Company will bear the total expense of the solicitation of Proxies and requests that brokers, nominees, fiduciaries and other custodians forward soliciting material to the beneficial owners of shares. The Company will reimburse such parties for their reasonable expenses incurred in forwarding such soliciting material.

  As of the date of this Proxy Statement, the Board does not know of any matters which may come before the Annual Meeting other than those which are discussed in this Proxy Statement. If any other matters properly come before the Annual Meeting, the Proxy holders will vote the shares represented by those Proxies in accordance with their best judgment on such matters.

                    SHAREHOLDERS ENTITLED TO VOTE,
              RECORD DATE AND VOTE REQUIRED FOR APPROVAL

  The Company is authorized to issue 30,000,000 shares of common stock, $.04 par value ("Common Stock") and 1,000,000 shares of preferred stock, $.01 par value issuable in series. In accordance with the Company's Bylaws, the Board established April 14, 1995 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting ("Record Date"). As of the Record Date, there were 9,234,212 shares of Common Stock and 99,919 shares of Convertible Preferred Stock, Series A ("Preferred Stock") issued and outstanding, together representing all of the shares entitled to notice of and to vote at the Annual Meeting.

  All of the outstanding shares of Preferred Stock were issued incident to the Company's acquisition of GenTrac, Inc., a Wisconsin corporation ("GenTrac"). Ninety-Eight Thousand (98,000) shares of Preferred Stock are being held in escrow by Mark Twain Bank ("Escrow Agent") subject to the fulfillment of certain contingencies and to provide certain indemnity protection to GenTrac and the Company. The Escrow Agent shall exercise all rights and privileges of election, voting and consent with respect to the shares of Preferred Stock held in escrow in accordance with the written instructions, if any, received by the Escrow Agent from the former GenTrac shareholders.

  The holders of Common Stock and Preferred Stock will vote together as a single class at the Annual Meeting with respect to the election of directors and the approval of the remaining proposals.

  The holders of a majority of the aggregate outstanding shares of Common Stock and Preferred Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each shareholder is entitled to one vote for each share of Common Stock or Preferred Stock held by that shareholder on the Record Date. There is no cumulative voting with respect to the election of directors. Therefore, a majority of the shares of Common Stock and Preferred Stock, present either in person or by proxy, voting together, will be required for the election of each director and the approval of the remaining proposals.

                          BOARD OF DIRECTORS

  The Company's Certificate of Incorporation, as amended, provides for a Board constituted of not less than three nor more than nine directors. The Company's Bylaws currently fix the number of directors at nine. The directors elected at the Annual Meeting will serve a one-year term and until their successors have been duly elected and shall have qualified. Directors appointed by the Board to fill vacancies or newly created directorships serve for the remainder of the term of the directorship which is vacant or the newly created directorship. From time to time, the Board determines the size of the Board within the foregoing range.

  The Board held four (4) meetings during the fiscal year ended December 31, 1994. All of the directors attended all of the Board meetings. Stanley Lopata, L. John Polite, Jr., Edward A. Chod and Judith A. Jones were elected as members of the Company's audit committee. The audit committee acts as a liaison between the Board and the Company's independent auditors and reviews the results of the audit, the Company's internal controls, the audit procedures, and the independent auditor's recommendations to management. The audit committee met one (1) time during the fiscal year ended December 31, 1994. Stanley Lopata, L. John Polite, Jr. and Edward A. Chod were elected as members of the Company's compensation committee. The compensation committee administers the Company's 1994 Incentive Stock Plan and advises the Company's chief executive officer with respect to executive compensation matters. The compensation committee met one (1) time during the fiscal year ended December 31, 1994. The Company has no standing nominating committee of the Board or committees performing similar functions.

  The following biographies and other information indicate the principal occupation or employment for the past five years, the age, and the year first elected as director with respect to each nominee to become a director.

  DENNIS M. JONES, 56, the founder of the Company, has been the Company's Chairman of the Board, President and Chief Executive Officer since its inception in March 1981. Mr. Jones has been involved primarily in the pharmaceutical industry since 1964 in various marketing, management and administrative positions. Mr. Jones has been a director of Mark Twain Bank State, a subsidiary of Mark Twain
Bancshares, Inc., since 1987.

  JUDITH A. JONES, 54, joined the Company in October 1981 and has been in charge of the financial affairs and books of the Company since that time. Mrs. Jones has been a director of the Company since December 1981, and the Secretary since April 1982. Mrs. Jones has been Vice President-Finance and Treasurer of the Company since March 1985, and currently serves as Executive Vice President, Secretary and Treasurer. Mrs. Jones is the wife of Dennis M. Jones.

  MICHAEL T. BRAMBLETT, 52, a director of the Company since 1987, has served as Vice President of the Company since January 1991 and currently serves as Executive Vice President. From May 1986 until June 1987 and from June 1987 until May 1988, Mr. Bramblett served as Creative Vice President and Corporate Vice President, respectively, of S & H Motivation Company and from May 1988 through December 1990, he served as Marketing Director of Carlson Marketing Group.

  G. ANDREW FRANZ, 42, has been a director of the Company since 1994 and became Senior Vice President-Operations-Pharmaceuticals for the Company in 1994. He served as the Vice President-Operations of the Company's subsidiary, JMI-Canton Pharmaceuticals, Inc. ("JMI-Canton"), the Company's FDA-registered pharmaceutical manufacturing facility, since the facility was acquired by JMI-Canton from Bowman Pharmaceuticals, Inc. in March 1984. Prior to March 1984, Mr. Franz held various management positions for fourteen years within Bowman Pharmaceuticals, Inc. including Chief Chemist and Vice President-Operations. Mr. Franz is the son-in-law of Dennis and Judith Jones.

  DAVID A. MCLAUGHLIN, 47, has been a director of the Company since 1994 and became Senior Vice President-Operations-Nutritionals in 1994. He served as the Vice President-Operations of the Company's subsidiary, American Vitamin Company, Inc. from June, 1988 until that company's merger into JMI Phoenix Laboratories, Inc. ("JMI-Phoenix") in 1993. From April 1986 to May 1988, Mr. McLaughlin was the Vice President-Sales and Marketing of JMI-Phoenix. Prior to that time, Mr. McLaughlin served as an independent consultant to a number of health food, chemical and pharmaceutical companies including JMI-Phoenix. From May 1978 to January 1982 he was a supervisor of packaging and processing for the Searle Consumer Products Division of G.D. Searle & Company.

  STANLEY L. LOPATA, 80, a director since 1988, is the President of Lopata Research and Development Corp. and has served in that capacity since 1986. Prior to that, Mr. Lopata was the Chairman of the Board of Directors and Chief Executive Officer of Carboline Corporation, a manufacturer of specialty paint and coating products, from 1960 through 1985. Mr. Lopata has been a director of Boatmen's Trust Company, a subsidiary of Boatmen's Bancshares, Inc., since 1983.

  L. JOHN POLITE, JR., 73, a director since 1989, is Chairman of Peridot (New Jersey) Chemicals, Inc., and has served in that capacity since December 1989. He was the Chairman of the Board, President and Chief Executive Officer of Essex Chemical Corporation ("Essex") from April 1978 to October 1988 when Essex merged into Dow Chemical Company. Mr. Polite also serves as a director of Witco Corporation, a manufacturer and marketer of a wide range of specialty chemicals, petroleum products and engineered materials.

  EDWARD A. CHOD, 42, has been a director of the Company since 1991. Mr. Chod is an officer and shareholder in the law firm of Greensfelder, Hemker & Gale, P.C. which he joined in 1978 and which has served as counsel to the Company since 1982.

  THOMAS F. PATTON, PH.D., 46 (nominee), is the President of the St. Louis College of Pharmacy and has served in that capacity since June 1, 1994. From April 1993 until January 1994 and from January 1994 until May 1994, Dr. Patton served as Executive Director of Pharmaceutical Research and Development and as Vice President of Pharmaceutical Research and Development, respectively, at Dupont-Merck Pharmaceutical Co. From March 1990 through March 1993, Dr. Patton served as Director and Senior Director of Pharmaceutical Research and Development at Merck and Co., Inc. In 1993, Dr. Patton was President of the American Association of Pharmaceutical Scientists. Dr. Patton's 20 year career also includes tenures as Professor of Pharmaceutical Chemistry and Pharmacy Practice at the University of Kansas, Associate Director Control Development at the Upjohn Co. and Vice President of Operations at Oread Laboratories, Inc.

  Dennis M. Jones and Judith A. Jones are husband and wife. G. Andrew Franz is the son-in-law of Dennis and Judith A. Jones. There are no other familial relationships between any directors, nominees, or executive officers of the Company.

  No employee who is a director receives a director's fee for services rendered as a director. However, all non-employee directors receive reimbursement for any expenses incurred in his capacity as a director of the Company and $2,500 per meeting of the Board of Directors attended by such non-employee director, subject to a minimum of $5,000 per year. In addition, non-employee directors who are members of the Company's compensation committee receive $500 per meeting of the compensation committee attended by such non-employee director. Finally, the present non-employee directors of the Company have been granted stock options pursuant to the Company's 1994 Formula Stock Option Plan for Non-Management Directors (see "RATIFICATION OF THE ADOPTION OF THE COMPANY'S 1994 FORMULA STOCK OPTION PLAN FOR NON-MANAGEMENT DIRECTORS").

                         ELECTION OF DIRECTORS
                           (PROPOSAL NO. 1)

  Dennis M. Jones, Judith A. Jones, Michael T. Bramblett, G. Andrew Franz, David A. McLaughlin, Stanley Lopata, L. John Polite, Jr., Edward
A. Chod and Dr. Thomas F. Patton are nominees for election to membership on the Board for one year terms. In each instance, the directors are elected to serve until their successors shall have been duly elected and shall have qualified.

  Unless otherwise instructed, the Proxy holders will vote for the election of the nine nominees. Although the Company does not contemplate that any nominee will decline or be unable to serve as director, in either such event, the Proxies will be voted for such other person as may be designated by the Board.

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES.

             RATIFICATION OF THE ADOPTION OF THE COMPANY'S
                       1994 INCENTIVE STOCK PLAN
                           (PROPOSAL NO. 2)

  Effective June 1, 1994, the Board of Directors adopted an Incentive Stock Plan known as the Jones Medical Industries, Inc. 1994 Incentive Stock Plan ("1994 ISP"). The purpose of the 1994 ISP is to encourage employees, including officers and directors who are employees, to contribute to the success of the Company and to provide additional incentive to continue and advance in their employment. The Company has reserved for issuance under the 1994 ISP 500,000 shares of the Company's Common Stock. A copy of the 1994 ISP is attached as Appendix A to this Proxy Statement.

  Under the 1994 ISP, incentives in a variety of forms may be granted to employees of the Company. Such incentives may consist of any one or a combination of (i) incentive stock options (or other statutory stock options); (ii) non-qualified stock options; (iii) performance share awards; and/or (iv) restrictive stock grants (collectively, "Incentives"). Regular full-time employees of the Company and its subsidiaries, including officers, whether or not directors of the Company, are eligible to participate in the 1994 ISP ("Eligible Employees"). The Compensation Committee of the Board of Directors shall administer the 1994 ISP and determine among other things, the recipients of the Incentives, the form which such Incentives will take, and the amount of each Incentive awarded. It is intended that Incentive awards will be made principally to those employees who are key officers or management employees of the Company or a subsidiary and who are in a position to have significant impact on achievement of the Company's long-term objectives. There are approximately 25 employees who are eligible to participate in the 1994 ISP.

  STOCK OPTION INCENTIVES. Incentives may be granted in the form of options to purchase shares of the Company's Common Stock ("Options") either qualifying as Incentive Stock Options under the Internal Revenue Code of 1986, as amended (the "Code") ("ISOs"), other statutory stock options under the Code, or non-qualified options.

  The exercise price per share with respect to each Option shall not be less than 90% of the fair market value of the Company's Common Stock as of the date such Option is granted, as determined by the Compensation Committee; however, the exercise price with respect to each ISO shall not be less than 100% of such fair market value. Furthermore, the exercise price per share with respect to any ISO granted to a person deemed to own more than 10% of the outstanding Common Stock of the Company ("10% Shareholder") shall not be less than 110% of the fair market value of the Company's Common Stock as of the date such ISO is granted.

  The period of each Option shall be fixed by the Compensation
Committee, except that ISOs shall not be exercisable for more than ten
(10) years after their grant and no ISO granted to a 10% Shareholder shall be exercisable after the fifth anniversary of the date of grant.

  The exercise price of each Option granted under the 1994 ISP is payable to the Company at the time such Option is exercised either in the form of cash or, in the discretion of the Compensation Committee, in whole or in part in the form of shares of Common Stock of the Company already owned by the grantee. Such Common Stock shall be valued at its fair market value as of the date of the exercise of the Option.

  Except as may otherwise be permitted by the Code, the Compensation Committee shall not, in the aggregate, grant to an Eligible Employee ISOs that are first exercisable during any one calendar year to the extent that the Eligible Employee holds exercisable ISOs exercisable into underlying Common Stock with a fair market value, at the time the ISOs are granted, in excess of $100,000.

  The federal income tax treatment of Options granted under the 1994 ISP depends on the form of the Option granted. With respect to ISOs, a grantee recognizes capital gains income upon the disposition of the stock acquired upon exercise of an ISO in an amount equal to the difference between the sale price of the stock and the exercise price of the ISO. The Company is not entitled to a tax deduction with respect to the grant or exercise of an ISO nor with respect to any disposition of the shares acquired by exercise of ISOs after certain holding periods, as described in Section 422A(a)(1) of the Code. With respect to options which are not ISOs, a grantee recognizes ordinary income upon the exercise of such option in an amount equal to the difference between the fair market value of the stock as of the date of exercise and the exercise price of the option. At such time, the Company is entitled to a corresponding compensation expense deduction.

  PERFORMANCE SHARE AWARDS. The Compensation Committee may grant Incentive awards under which payment may be made if the performance of the Company or any subsidiary or division of the Company selected by the Compensation Committee meets certain goals established by the Compensation Committee during a time period designated by the Compensation Committee. Such awards shall be subject to terms and conditions set forth in the 1994 ISP and otherwise prescribed by the Compensation Committee. Each Performance Share Award shall be expressed in terms of shares of Common Stock and may be paid in shares of Common Stock, cash or a combination thereof. Any cash payment shall be based on the fair market value of the Common Stock on, or as soon as practicable prior to, the date of payment.

  RESTRICTED STOCK AWARDS. The Company may issue shares of restricted Common Stock to Eligible Employees, subject to certain terms and conditions set forth in the 1994 ISP, including, without limitation, continued employment with the Company for a period of time designated by the Compensation Committee ("Restriction Period"). Shares of Common Stock issued in the form of Restricted Stock will not be transferable by the grantee during the Restriction Period. The Compensation Committee can provide that dividends on Restricted Stock awards either be paid to the grantee or accumulated for the benefit of the grantee and paid only after the end of the Restriction Period.

  As of April 17, 1995, the market price of the Company's Common Stock was $8.75 per share. As of the date of this Proxy Statement, no Incentives have been granted under the 1994 ISP and the amount of benefits which may be received under the 1994 ISP by the Named
Executives and the other employees of the Company are not determinable.

  Ratification of the adoption of the 1994 ISP requires the affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting together. Unless otherwise instructed, the Proxyholders will vote for the ratification of the adoption of the 1994 ISP.

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE COMPANY'S 1994 INCENTIVE STOCK PLAN.

          RATIFICATION OF THE ADOPTION OF THE COMPANY'S 1994
        FORMULA STOCK OPTION PLAN FOR NON-MANAGEMENT DIRECTORS
                           (PROPOSAL NO. 3)

  Effective May 25, 1994, the Board of Directors adopted the Jones Medical Industries, Inc. 1994 Formula Stock Option Plan for Non-Management Directors ("1994 Formula Option Plan"). The purpose of the 1994 Option Plan is to provide compensation to Non-Management Directors of the Company and to encourage the highest level of performance of Non-Management Directors by providing those directors with a proprietary interest in the Company's success and progress by granting them options to purchase shares of the Company's Common Stock. The maximum number of shares of Common Stock which may be issued under the 1994 Formula Option Plan is 50,000 shares. A copy of the 1994 Formula Option Plan is attached as Appendix B to this Proxy Statement.

  Under the 1994 Formula Option Plan, options to purchase the Common Stock of the Company ("Options") are automatically granted to Non-Management Directors of the Company upon their election to the Board of Directors. Each Option granted shall entitle the recipient to purchase 5,000 shares of the Company's Common Stock at a price equal to the fair market value of the Common Stock on the date of grant of the Option. Options are exercisable in annual increments of 1,000 shares each, with the first 1,000 shares exercisable eleven months from the date of the grant of such Option ("Initial Exercise Date") and an additional twenty percent (20%) of the Option becoming exercisable on each annual anniversary of the Initial Exercise Date. Such Options must be exercised, if at all, on or before the first to occur of (i) the designated number of days as set forth in the 1994 Formula Option Plan after the effective date of the termination of service of the Non-Management Director (either as a result of death, resignation, removal, expiration of term or such Director becoming an employee of the Company or any affiliate), and (ii) the fifth anniversary of the Initial Exercise Date. Pursuant to the 1994 Formula Option Plan, no Non-Management Directors may receive a grant of a new Option until the first day of the month following the day on which all previously granted Options have become fully exercisable. In addition, every Option granted pursuant to the 1994 Formula Option Plan must be granted on or before May 31, 1999. An Option granted pursuant to the 1994 Formula Option Plan may not be transferred (other than by will or the laws of descent and distribution) and shall be exercisable, during the lifetime of such Director, only by such Director.

  Upon exercise of an Option, the recipient of an Option must pay tax on ordinary income in an amount equal to the difference between the fair market value of the underlying stock as of the date of exercise and the exercise price, and the Company is entitled to a corresponding tax deduction in an amount equal to the income realized by such Option holder.

  As of April 17, 1995, the market price of the Company's Common Stock was $8.75 per share.

  The following table sets forth information with respect to Options granted from May 25, 1994 (the date of the adoption of the 1994 Formula Option Plan) through the date of this Proxy Statement:

                                                  1994 FORMULA OPTION PLAN

                                                                            NO. OF       PER SHARE      INITIAL
                                                             DATE OF       OPTIONS       EXERCISE      EXERCISE      EXPIRATION
                          NAME                                GRANT        GRANTED         PRICE         DATE           DATE
                          ----                               -------       -------       ---------     --------      ----------
Stanley L. Lopata........................................    6/1/94         5,000         $10.50       6/1/94<F1>      6/1/99
L. John Polite, Jr. .....................................    6/1/94         5,000         $10.50       6/1/94<F1>      6/1/99
Edward A. Chod...........................................    6/1/94         5,000         $10.50       5/1/95          5/1/00

- - -----

<F1> Pursuant to the terms of the 1994 Formula Option Plan, the Initial
     Exercise Date for the Options granted to Messrs. Lopata and Polite is June 1, 1994 (rather than May 1, 1995) in recognition of their services rendered to the Company during the prior twelve (12) month period.

  Any Options granted under the 1994 Formula Option Plan prior to approval by the shareholders of the Company shall be contingent upon such approval and shall be void if not so approved on or before May 25, 1995. In the event that any such Options are exercised and the shareholders of the Company do not approve the 1994 Formula Option Plan as set forth above, the Company shall redeem, and the applicable participant shall sell, any such shares so purchased by such participant at a price equal to 105% of the exercise price.

  Ratification of the adoption of the 1994 Formula Option Plan requires the affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting together. Unless otherwise instructed, the Proxyholders will vote for the ratification of the adoption of the 1994 Formula Option Plan.

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE COMPANY'S 1994 FORMULA STOCK OPTION PLAN FOR NON-
MANAGEMENT DIRECTORS.

                   SELECTION OF INDEPENDENT AUDITORS

  The Board reappointed the accounting firm of Ernst & Young as independent auditors for the Company for fiscal year 1995.

  Ernst & Young has served as the Company's independent auditors since December, 1985. Audit services performed by Ernst & Young during fiscal year 1994 consisted of the examination of annual financial statements of the Company and services related to filings with the Securities and Exchange Commission.

  A representative of Ernst & Young will be present at the Annual
Meeting and will be given an opportunity to make a statement if he so desires and to respond to appropriate questions.

              SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT
                     AND CERTAIN BENEFICIAL OWNERS

COMMON STOCK

  The following table sets forth information regarding the record and beneficial ownership of the Common Stock of the Company on the indicated date by (i) each director or nominee for director and Named
Executive (as such term is defined in "Executive Compensation-Summary
Compensation Table", below) of the Company, (ii) all directors or nominees for director and executive officers of the Company as a group, and (iii) each shareholder owning of record or beneficially five percent (5%) or more of the outstanding Common Stock:

                                                                                    BENEFICIAL OWNERSHIP AS OF APRIL 1, 1995
                                                                                    ----------------------------------------
                                                                                        SHARES OF
                                                                                       COMMON STOCK               PERCENTAGE
                                      NAME AND ADDRESS OF                              BENEFICIALLY                OF CLASS
                                      BENEFICIAL OWNER<F1>                               OWNED<F2>                  OWNED
                                      --------------------                             ------------               ----------
                  Dennis M. Jones............................................          1,924,060<F3>                20.84%
                  Chairman of the Board of Directors and President

                  Judith A. Jones............................................            513,750<F3>                 5.56%
                  Executive Vice President, Secretary, Treasurer and Director

                  Michael T. Bramblett.......................................             88,384<F4>                 <F*>
                  Executive Vice President and Director

                  Stanley L. Lopata..........................................            101,000<F5>                 1.09%
                  Director
                  #1 Twin Springs Lane
                  St. Louis, MO 63124

                  L. John Polite, Jr.........................................             21,000<F6>                 <F*>
                  Director
                  211 Oldwoods Rd.
                  Franklin Lakes, NJ 07417

                  Edward A. Chod.............................................             11,500<F7>                 <F*>
                  Director
                  10 South Broadway, Ste. 1800
                  St. Louis, MO 63102

                  G. Andrew Franz............................................            227,229<F8>                 2.46%
                  Senior Vice President-Operations-Pharmaceuticals and
                   Director

                  David A. McLaughlin........................................             64,000<F9>                 <F*>
                  Senior Vice President-Operations-Nutritionals and Director

                                    7


                                                                                    BENEFICIAL OWNERSHIP AS OF APRIL 1, 1995
                                                                                    ----------------------------------------
                                                                                        SHARES OF
                                                                                       COMMON STOCK               PERCENTAGE
                                      NAME AND ADDRESS OF                              BENEFICIALLY                OF CLASS
                                      BENEFICIAL OWNER<F1>                               OWNED<F2>                  OWNED
                                      --------------------                             ------------               ----------
                  Thomas F. Patton, Ph.D. ...................................                  0                     <F*>
                  Nominee for Director

                  All Directors, Nominees and Executive Officers as a Group
                   (consisting of nine persons)..............................          2,890,923                    30.89%

                  Kennedy Capital Management, Inc. ..........................            540,900                     5.86%
                  425 N. New Ballas Rd., #181
                  St. Louis, MO 63141

- - -----
<F*> Less than one percent.
<F1> Except as otherwise indicated, the officers and directors of the
     Company named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them and their respective addresses are 1945 Craig Road, St. Louis, Missouri 63146.

<F2> Includes shares deemed owned as a result of options to purchase
     128,000 shares which are presently or will become exercisable prior to June 20, 1995.

<F3> Includes 60,000 shares owned by the Company's 401(k) Plan (of which
     Dennis and Judith Jones are co-trustees) and with respect to which Dennis and Judith Jones disclaim beneficial ownership.

<F4> Includes 5,500 shares owned directly by Mr. Bramblett, 1,600 by his
     IRA, 1,284 shares held by his spouse's IRA and with respect to which he disclaims beneficial ownership, vested and unexercised options to purchase 40,000 shares of Common Stock pursuant to the Company's 1989 Incentive Stock Option Plan and vested and unexercised options to purchase 40,000 shares of Common Stock pursuant to a non-qualified stock option granted to Mr. Bramblett when he became an employee of the Company.

<F5> Includes 73,000 shares owned directly by Mr. Lopata, 27,000 shares owned by Mr. Lopata through his spouse's revocable trust and with respect to which he disclaims beneficial ownership, and vested and unexercised options to purchase 1,000 shares of Common Stock pursuant to the Company's 1994 Formula Stock Option Plan for Non-Management Directors.

<F6> Includes 19,000 shares owned directly by Mr. Polite and vested and unexercised options to purchase 2,000 shares of Common Stock pursuant to the Company's 1994 Formula Stock Option Plan for Non-Management Directors.

<F7> Includes 10,500 shares owned directly by Mr. Chod and vested and unexercised options to purchase 1,000 shares of Common Stock pursuant to the Company's 1994 Formula Stock Option Plan for Non-Management Directors.

<F8> Includes 87,445 shares owned directly by Mr. Franz, 102,740 shares owned by his spouse and with respect to which he disclaims beneficial ownership, 23,040 shares held by his spouse as custodian for his children and with respect to which he disclaims beneficial ownership, 10,004 shares held by his spouse as trustee for his children and with respect to which he disclaims beneficial ownership and vested and unexercised options to purchase 4,000 shares of common stock pursuant to the Company's 1989 Incentive Stock Option Plan.

<F9> Includes 24,000 shares owned directly by Mr. McLaughlin and vested and unexercised options to purchase 40,000 shares of Common Stock pursuant to the Company's 1989 Incentive Stock Option Plan.

PREFERRED STOCK

  The following table sets forth information regarding the record and beneficial ownership of the Preferred Stock of the Company on the indicated date of each shareholder owning of record or beneficially five percent (5%) or more of the Outstanding Preferred Stock:

                                                                                  BENEFICIAL OWNERSHIP AS OF APRIL 1, 1995<F1>
                                                                                  --------------------------------------------
                                                                                        SHARES OF
                                                                                     PREFERRED STOCK              PERCENTAGE
                                      NAME AND ADDRESS OF                              BENEFICIALLY                OF CLASS
                                        BENEFICIAL OWNER                                  OWNED                     OWNED
                                      -------------------                            ---------------              ----------
                  J. Foster Irwin............................................           15,324<F2>                  15.34%
                  7118 Valleyview Rd.
                  Verona, Wisconsin 53593

                  D. Scott Paul..............................................           15,318<F2>                  15.33%
                  7537 Midtown Road
                  Verona, Wisconsin 53593

                  Jon H. Townley.............................................           15,313<F2>                  15.33%
                  6500 Aspen Court
                  Waunakee, Wisconsin 53597

- - -----
<F1> None of the directors, nominees or Executive Officers of the
     Company beneficially own shares of Preferred Stock.

<F2> Includes shares, rounded to the nearest whole share, held in escrow pursuant to the Company's acquisition of GenTrac, Inc. Based upon the conversion rate presently in effect, upon conversion of Preferred Stock into Common Stock each of the individuals would hold less than 1% of the outstanding Common Stock of the Company.

                        EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The table below sets forth all compensation received in each of the three fiscal years ended December 31, 1992, 1993 and 1994 for services rendered in all capacities to the Company and its subsidiaries by the Chief Executive Officer and the other four (4) highest-compensated
Executive Officers of the Company during the fiscal year ended December
31, 1994 (the "Named Executives").

                                                                                               LONG-TERM
                                                           ANNUAL COMPENSATION               COMPENSATION
                                                ----------------------------------------     ------------
                                                                                                AWARDS
                                                                                             ------------
                                                                                              SECURITIES
                                                                          OTHER ANNUAL        UNDERLYING          ALL OTHER
    NAME AND PRINCIPAL POSITION      YEAR       SALARY       BONUS      COMPENSATION<F1>      OPTIONS (#)        COMPENSATION
    ---------------------------      ----       ------       -----      ----------------      -----------        ------------
Dennis M. Jones,                     1994      $250,000     $50,000            0                     0            $16,755<F2>
Chairman of the Board,               1993       200,000      50,000            0                     0             15,204<F2>
Director and President               1992       180,000      20,000            0                     0             13,949<F2>
and Chief Executive Officer

Judith A. Jones,                     1994      $125,000     $25,000            0                     0            $10,711<F3>
Director, Executive Vice             1993       100,000      25,000            0                     0             10,293<F3>
President, Secretary and             1992        90,000      10,000            0                     0              8,771<F3>
Treasurer

Michael T. Bramblett,                1994      $125,000     $25,000            0                     0            $ 5,990<F4>
Director and Executive               1993       100,000      25,000            0                     0              5,750<F4>
Vice President                       1992        90,000      10,000            0                     0              4,500<F4>

G. Andrew Franz,                     1994      $ 90,000     $10,000            0                25,000            $ 4,813<F4>
Director and Senior Vice             1993        72,000       8,000            0                     0              3,066<F4>
President-Operations-                1992        68,000       5,000            0                     0              2,832<F4>
Pharmaceuticals

David A. McLaughlin,                 1994      $ 90,000     $10,000            0                25,000            $ 4,813<F4>
Director and Senior Vice             1993        80,000      10,000            0                     0              4,500<F4>
President-Operations-                1992        72,000       8,000            0                     0              2,857<F4>
Nutritionals

- - -----
<F1> None of the Named Executives received Other Annual Compensation which is required to be reported in this column.

<F2> Consists of a Company contribution to a 401(k) plan ($6,280 in
     1994, $8,004 in 1993 and $7,067 in 1992) and the dollar value of premiums paid by the Company for a split-dollar life insurance policy on Mr. Jones, of which $10,475, $7,200 and $6,882 constituted his entire economic benefit in the years 1994, 1993 and 1992, respectively.

<F3> Consists of a Company contribution to a 401(k) plan ($7,239 in
     1994, $7,533 in 1993 and $4,641 in 1992) and the dollar value of premiums paid by the Company for a split-dollar life insurance policy on Mrs. Jones, of which $3,472, $2,760 and $4,130 constituted her entire economic benefit in the years 1994, 1993 and 1992, respectively.

<F4> Consists of a Company contribution to a 401(k) plan.

STOCK OPTION/SAR GRANTS

  The table below sets forth all stock options granted by the Company to the Named Executives during the fiscal year ended December 31, 1994. The Company granted no stock appreciation rights ("SARs") to the Named Executives during the fiscal year ended December 31, 1994.

                                           OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE VALUE AT
                                                                                                      ASSUMED ANNUAL RATES OF
                                                                                                   STOCK PRICE APPRECIATION FOR
                                        INDIVIDUAL GRANTS                                                   OPTION TERM
- - ----------------------------------------------------------------------------------------------     -----------------------------
                                                 NUMBER OF      PERCENT OF TOTAL
                                                SECURITIES       OPTIONS GRANTED     EXERCISE
                                                UNDERLYING       TO EMPLOYEES IN       PRICE
                    NAME                      OPTIONS GRANTED      FISCAL YEAR       ($/SHARE)          5%              10%
                    ----                      ---------------   ----------------     ---------          --              ---
Dennis M. Jones.............................          0               N.A.             N.A.            N.A.            N.A.
Judith A. Jones.............................          0               N.A.             N.A.            N.A.            N.A.
Michael T. Bramblett........................          0               N.A.             N.A.            N.A.            N.A.
G. Andrew Franz.............................     25,000<F1>          34.48%            $8.00          $68,019        $154,312
David A. McLaughlin.........................     25,000<F1>          34.48%            $8.00          $68,019        $154,312

- - -----
<F1> Options were granted on September 1, 1994. These options vest in annual increments of 5,000 shares on each anniversary date of their grant, with the first 5,000 shares exercisable on September 1, 1995, and expire on September 1, 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION
VALUES

  The following table provides information with respect to the stock options exercised during the fiscal year ended December 31, 1994 and the value as of December 31, 1994 of unexercised in-the-money options held by the Named Executives. The value realized on the exercise of options is calculated using the difference between the option exercise price and the fair market value of the Company's stock on the date of the exercise. The value of unexercised in-the-money options at fiscal year end is calculated using the difference between the option exercise price and the fair market value of the Company's stock at fiscal year end, December 31, 1994. The Named Executives exercised no SARs during the fiscal year ended December 31, 1994 and held no SARs as of December
31, 1994.


                                                                                                                VALUE OF
                                                                                       NUMBER OF           UNEXERCISED IN-THE-
                                                                                  UNEXERCISED OPTIONS       MONEY OPTIONS AT
                                                        SHARES                         AT FY-END                 FY-END
                                                       ACQUIRED        VALUE              (#)                      ($)
                                                      ON EXERCISE     REALIZED        EXERCISABLE/            EXERCISABLE/
                       NAME                               (#)           ($)          UNEXERCISABLE            UNEXERCISABLE
                       ----                           -----------     --------    -------------------      -------------------
Dennis M. Jones....................................          0               0            0/0                     N.A.
Judith A. Jones....................................          0               0            0/0                     N.A.
Michael T. Bramblett...............................      4,000        $ 51,000       80,000/20,000          $270,000/$67,500
G. Andrew Franz....................................     16,000        $118,000        4,000/25,000           $13,500/N.A.
David A. McLaughlin................................          0               0       40,000/25,000          $135,000/N.A.


REPORT ON REPRICING OF OPTIONS

  As of September 1, 1994, the Company cancelled two options to purchase 25,000 shares each of the Company's Common Stock at $13.00 per share which had previously been granted to G. Andrew Franz and David A. McLaughlin pursuant to the Company's 1989 Incentive Stock Option Plan (the "Cancelled Options") and replaced such Cancelled Options with options to purchase 25,000 shares of the Company's Common Stock at $8.00 per share (the "Replacement Options"). The Replacement Options were granted in place of the Cancelled Options to reward such individuals for their efforts in the consolidation of the Company's corporate offices in St. Louis, Missouri and their promotion to executive officer status. The exercise price of the

Replacement Options reflects the decline in the market price of the Company's Common Stock between the date of the grant of the Cancelled Options and the date of the grant of the Replacement Options. The Replacement Options are exercisable in increments of 5,000 shares, with the first 5,000 shares exercisable September 1, 1995, and expire as to all unexercised options on September 1, 2000.

  The following table summarizes all repricings of options held by any executive officers of the Company during the last ten (10) completed fiscal years:

                                              TEN-YEAR OPTION REPRICING

                                                           NUMBER        MARKET
                                                             OF         PRICE OF                                   LENGTH OF
                                                         SECURITIES     STOCK AT      EXERCISE          NEW     ORIGINAL OPTION
                                                         UNDERLYING      TIME OF   PRICE AT TIME     EXERCISE    TERM REMAINING
                                                          OPTIONS       REPRICING   OF REPRICING       PRICE        AT DATE
                    NAME                           DATE   REPRICED         ($)          ($)             ($)       OF REPRICING
                    ----                           ----   ----------    ---------  -------------     --------   ---------------
G. Andrew Franz..............................     9/1/94    25,000      $8.00/sh.    $13.00/sh.      $8.00/sh.      5 years
David A. McLaughlin..........................     9/1/94    25,000      $8.00/sh.    $13.00/sh.      $8.00/sh.      5 years


                          BOARD OF DIRECTORS

      Dennis M. Jones        Stanley Lopata         G. Andrew Franz
      Judith A. Jones        L. John Polite, Jr.    David A. McLaughlin
      Michael T. Bramblett   Edward A. Chod

CASH OR DEFERRED PROFIT-SHARING PLAN AND TRUST

  Effective as of January 1, 1987, the Company adopted a Cash or Deferred Profit-Sharing Plan and Trust known as the Employee Retirement 401(k) Plan ("401(k) Plan"). The 401(k) Plan provides employees with a convenient way to save on a regular and long-term basis and encourages employees to make and continue careers with the Company. During 1994, the Company made aggregate matching contributions to the 401(k) Plan in the amount of approximately $183,900, including matching contributions of $29,118 to the Named Executives.

  To become eligible to participate in the 401(k) Plan, an employee must have completed six months of service and have reached his or her eighteenth birthday ("Eligible Employee"). As of January 1, 1995, the
Company had approximately 217 Eligible Employees, including the directors who are also Named Executives (Dennis M. Jones, Judith A.
Jones, Michael T. Bramblett, G. Andrew Franz and David A. McLaughlin).
Pursuant to the 401(k) Plan, an Eligible Employee who participates
("Participant") may direct that between three percent and fifteen percent of his or her compensation be contributed to the 401(k) Plan
("Elective Contributions"). The Company will contribute a matching amount equal to one hundred percent of the Participant's contributions to the 401(k) Plan up to a maximum amount (five percent in each of 1992, 1993 and 1994) of the Participant's compensation ("Company
Contributions"). The Participants are not allowed to make any voluntary contributions to the 401(k) Plan, other than their Elective
Contributions. The Company Contributions are subject to a vesting schedule described below and may not be withdrawn from the 401(k) Plan until retirement, termination of employment, or other condition specified in the 401(k) Plan. Participants may withdraw their Elective
Contributions to the 401(k) Plan at any time after they are made.
However, since the 401(k) Plan is designed to promote long-term savings, there are limitations and restrictions on such withdrawals of Elective Contributions. Company Contributions become vested according to the following schedule:

                      YEARS OF                                                               PERCENTAGE
                      SERVICE                                                                  VESTED
                      --------                                                               ----------
                       2...............................................................          20%
                       3...............................................................          40%
                       4...............................................................          60%
                       5...............................................................          80%
                       6...............................................................         100%


Forfeitures of Company Contributions will be allocated to the accounts of other Participants.

  Participants may direct that up to twenty-five percent of their Elective Contributions be invested in life insurance contracts. The 401(k) Plan Trustee shall invest the balance in annuity contracts (with the authority to designate the percentage of contributions to be applied on a fixed or variable basis) or in an investment account with Aetna Life Insurance Company. Participants may not obtain loans from their accounts under any circumstances. Company Contributions have, at times, been invested in shares of the Company's Common Stock acquired in the open market. On March 1, 1995, the 401(k) Plan held 60,000 shares of Common Stock.

  The Company is the 401(k) Plan Administrator and currently pays all expenses of the 401(k) Plan other than audit fees, which are paid by the 401(k) Plan. The Company has appointed Dennis M. Jones and Judith
A. Jones as Trustees of the 401(k) Plan. The 401(k) Plan may be modified by the Board at any time, provided that no modification shall adversely affect the rights of the Participants or divert any of the trust fund to purposes other than the benefit of the Participants.

    REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  The Company has established a compensation committee of the Board which serves in an advisory capacity to Dennis M. Jones, the President and Chief Executive Officer of the Company, with respect to compensation decisions concerning the Company's executive officers. The compensation committee also administers the Company' 1994 Incentive Stock Plan.

COMPENSATION POLICIES

  The guiding principle of the Company is to establish a compensation program which aligns executive compensation with Company objectives and business strategies as well as financial and operational performance. In keeping with this principle, the Company seeks to:

  (1) Attract and retain qualified executives who will play a significant role in, and be committed to, the achievement of the Company's long-term goals.

  (2) Reward executives for strategic management and the long-term maximization of shareholder value.

  (3) Create a performance-oriented environment that rewards performance with respect to the financial and operational goals of the Company.

  An executive officer's performance is reviewed in such areas as quality and quantity of work, job and professional knowledge, decision making and business judgment, initiative, analytical skills, communication skills, interpersonal skills, organizational skills, commercial skills, profit and loss sensitivity, creativity and leadership.

  Executive compensation consists of both cash and equity-based compensation. Cash compensation is comprised of base salary and bonus. Base salary is determined with reference to market norms. Bonus compensation is tied to the Company's success in achieving financial and non-financial performance goals and an executive's success in attaining personal performance goals. Equity-based compensation is comprised primarily of stock option grants. In establishing equity-based compensation, the Company places particular emphasis on the achievement of the Company's long-term performance goals. The Company believes that equity-based compensation closely aligns the economic interest of the Company's executive officers with the economic interests of the Company's shareholders.

CHIEF EXECUTIVE OFFICER

  In establishing Mr. Jones' compensation, the factors described above are taken into account, as well as the shareholder value which Mr. Jones has played an instrumental role in creating since the founding of the Company. Mr. Jones has spearheaded the Company's growth strategy and has been the driving force behind the Company's success. The Company believes that Mr. Jones' base salary and bonus are well within industry norms and reflect his commitment to the Company's long-term success.

                        COMPENSATION COMMITTEE

                            Stanley Lopata
                          L. John Polite, Jr.
                            Edward A. Chod

                FIVE-YEAR SHAREHOLDER RETURN COMPARISON

  The Securities and Exchange Commission ("SEC") requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company has selected the S & P Midcap 400 Index and the S & P Health Care Drugs Index for the purposes of this performance comparison which appears below. A list of the companies included in the S & P Health Care Drugs Index follows the graph below:

                    COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN<F*>
             AMONG JONES MEDICAL INDUSTRIES, INC., THE S&P MIDCAP 400 INDEX
                          AND THE S & P HEALTH CARE DRUGS INDEX

     Measurement Period              Jones Medical       S&P Midcap 400      S&P Health
    (Fiscal Year Covered)            Industries, Inc.                        Care Drugs

Measurement Pt-12/31/89              $100                $100                $100

FYE 12/31/90                          126                  95                 114
FYE 12/31/91                          145                 142                 188
FYE 12/31/92                          139                 159                 151
FYE 12/31/93                          266                 182                 138
FYE 12/31/94                          132                 175                 161

<F*>$100 INVESTED ON 12/31/89 IN STOCK OR INDEX,              Source: STAR Services, Inc.
INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL
YEAR ENDING DECEMBER 31.


  The companies included in the S & P Health Care Drugs Index are: Eli Lilly & Co., Merck & Co., Inc., Pfizer, Inc., Schering Plough Corp., Syntex Corp. and Upjohn Company. The returns of each company have been weighted according to their respective stock market capitalizations.

                 COMPLIANCE WITH SECTION 16(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1994 all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with.

                         SHAREHOLDER PROPOSALS

  The Company must receive at its principal executive offices, directed to the attention of the Secretary, any proposal to be presented at next year's annual meeting of shareholders not later than December 23, 1995 for consideration for inclusion in the Company's Proxy Statement and form of proxy relating to the annual meeting of shareholders to be held in 1996. Any such proposal must comply in all respects with the rules and regulations of the United States Securities and Exchange Commission.

                             OTHER MATTERS

  The Board knows of no other matters which may come before the meeting. If any matters other than those referred to above should properly come before the meeting, the persons designated by the Board to serve as proxies intend to vote such proxies in accordance with their best judgment.

  UPON RECEIPT OF A WRITTEN REQUEST, WITHOUT CHARGE, THE COMPANY WILL PROVIDE ANY BENEFICIAL OWNER OF THE COMMON STOCK (AS OF THE RECORD
DATE) WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR. A BENEFICIAL OWNER WHO IS NOT A RECORD OWNER AS OF THE RECORD DATE SHOULD INCLUDE IN SUCH A REQUEST A REPRESENTATION THAT THE INDIVIDUAL OR ENTITY WAS A BENEFICIAL OWNER AS OF THE RECORD DATE. PLEASE DIRECT ALL REQUESTS TO:

                      Judith A. Jones, Secretary
                    Jones Medical Industries, Inc.
                            1945 Craig Road
                       St. Louis, Missouri 63146

                                 By Order of the Board of Directors of
                                 Jones Medical Industries, Inc.

                                            JUDITH A. JONES
                                               Secretary

April 21, 1995

                    JONES MEDICAL INDUSTRIES, INC.

                       1994 INCENTIVE STOCK PLAN

  The 1994 Incentive Stock Plan ("ISP") of Jones Medical Industries, Inc. (the "Company") is established to encourage eligible employees of the Company, and its subsidiaries to acquire Common Stock in the Company. It is believed that the ISP will (i) stimulate employees' efforts on the Company's behalf, (ii) tend to maintain and strengthen their desire to remain with the Company, (iii) be in the interest of the Company and its Stockholders, and (iv) encourage such employees to have a greater personal financial investment in the Company through ownership of its Common Stock.

1. ADMINISTRATION

  The ISP shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"); provided, however, that for purposes of the ISP there shall be excluded from such Committee any member who is not a "disinterested person" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee is authorized, subject to the provisions of the ISP, to establish such rules and regulations as it deems necessary for the proper administration of the ISP, and to make such determinations and to take such action in connection therewith or in relation to the ISP as it deems necessary or advisable, consistent with the ISP. The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other senior member of management as the Committee deems appropriate; provided however, that the Committee may not delegate its authority with regard to any matter or action affecting an officer subject to Section 16 of the Exchange Act.

  For the purpose of this section and all subsequent sections, the ISP shall be deemed to include this plan and any comparable sub-plans established by subsidiaries which, in the aggregate, shall constitute one plan governed by the terms set forth herein.

2. ELIGIBILITY

  Regular full-time employees of the Company and its subsidiaries, including officers, whether or not directors of the Company, shall be eligible to participate in the ISP ("Eligible Employees") if designated by the Committee or its delegate. Those directors who are not regular employees are not eligible. It is intended that awards will be made principally to those employees who are key officers or management employees of the Company or a subsidiary, including employees subject to Section 16 of the Exchange Act, and who are in a position to have significant impact or achievement of the Company's long term objectives.

3. INCENTIVES

  Incentives under the ISP may be granted in any one or a combination of (i) Incentive Stock Options (or other statutory stock options); (ii) Nonqualified Stock Options; (iii) Performance Share Awards; and (iv) Restricted Stock Grants (collectively "Incentives"). All Incentives shall be subject to the terms and conditions set forth herein and to such other terms and conditions as may be established by the Committee. Determinations by the Committee under the ISP including without limitation, determinations of the Eligible Employees, the form, amount and timing of Incentives, the terms and provisions of Incentives, and the agreements evidencing Incentives, need not be uniform and may be made selectively among Eligible Employees who receive, or are eligible to receive, Incentives hereunder, whether or not such Eligible Employees are similarly situated.

4. SHARES AVAILABLE FOR INCENTIVES

  (a) SHARES SUBJECT TO ISSUANCE OR TRANSFER. There is hereby reserved for issuance under the ISP an aggregate of 500,000 shares of the Company's Common Stock ("Common Stock").

  In the event of a lapse, expiration, termination or cancellation of any Incentive granted under the ISP without the issuance of shares or payment of cash, or if shares are issued under a Restricted Stock Grant hereunder and are reacquired by the Company pursuant to rights reserved upon the issuance thereof, the shares subject to or reserved for such Incentive may again be used for new Incentives hereunder; provided that in no event may the number of shares issued hereunder exceed the total number of shares reserved for issuance.

  (b) LIMITATIONS ON INDIVIDUAL AWARDS. In any given year, no eligible employee may be granted Incentives covering more than two and one-half percent (2.5%) of the number of fully-diluted shares of the Company's Common Stock outstanding as of the first business day of the Company's fiscal year.

  (c) RECAPITALIZATION ADJUSTMENT. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate in the number and kind of shares authorized by the ISP, in the number and kind of shares covered by Incentives granted, and, in the case of Stock Options, in the option price.

5. STOCK OPTIONS

  The Committee may grant options qualifying as Incentive Stock Options under the Internal Revenue Code of 1986, as amended or any successor code thereto (the "Code"), other statutory options under the Code, and Nonqualified Options (collectively "Stock Options"), and such Stock Options shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

  (a) OPTION PRICE. The option price per share with respect to each Stock Option shall be determined by the Committee, but shall not be less than 90% of the fair market value of the Common Stock on the date the Stock Option is granted, as determined by the Committee; provided, however, that the option price per share with respect to each Incentive Stock Option shall not be less than 100% of the fair market value of the Common Stock on the date the Incentive Stock Option is granted, as determined by the Committee; and provided further that the option price per share with respect to any Incentive Stock Option granted to a person deemed to own more than ten percent (10%) of the Company's outstanding Common Stock shall not be less than 110% of the fair market value of the Common Stock on the date the Option is granted. During any period in which the Common Stock is listed for trading on a registered national securities exchange or on the NASDAQ National Market System, the fair market value shall be based on the average or closing price (or bid and asked prices, as appropriate) on the date of grant.

  (b) PERIOD OF OPTION. The period of each Stock Option shall be fixed by the Committee, except that (i) every Incentive Stock Option granted shall be exercisable not more than ten (10) years after the date so granted, and (ii) no Incentive Stock Option granted to a person deemed to own more than ten percent (10%) of the Company's outstanding Common Stock shall be exercisable after the fifth anniversary of the date of grant of such Incentive Stock Option.

  (c) PAYMENT. The option price shall be payable at the time the Stock Option is exercised in cash or, at the discretion of the Committee, in whole or in part in the form of shares of Common Stock already owned by the grantee (based on the fair market value of the Common Stock on the date the option is exercised as determined by the Committee). No shares shall be issued until full payment therefor has been made. A grantee of a Stock Option shall have none of the rights of a stockholder until the shares are issued.

  (d) EXERCISE OF OPTION. The shares covered by a Stock Option may be purchased in such installments and on such exercise dates as the Committee may determine. Any shares not purchased on the applicable exercise date may be purchased thereafter at any time prior to the final expiration of the Stock Option. In no event (including those specified in paragraphs (e), (f) and (g) of this section below) shall any Stock Option be exercisable after its specified expiration period.

  (e) TERMINATION OF EMPLOYMENT. Upon the termination of a Stock Option grantee's employment (for any reason other than retirement, death or termination for deliberate, willful or gross misconduct), Stock Option privileges shall be limited to the shares which were immediately exercisable at the date of such termination. The Committee, however, in its discretion may provide that any Stock Options outstanding but not yet exercisable upon the termination of a Stock Option grantee may become exercisable in accordance with a schedule to be determined by the Committee. Such Stock Option privileges shall expire unless exercised within such period of time after the date of such termination as may be established by the Committee. If a Stock Option grantee's employment is terminated for deliberate, willful or gross misconduct, as determined by the Company, all rights under the Stock Option shall expire upon receipt of the notice of such termination.

  (f) RETIREMENT. Upon retirement of the Stock Option grantee, Stock Option privileges shall apply to those shares immediately exercisable at the date of retirement. The Committee, however, in its discretion, may provide that any Stock Options outstanding but not yet exercisable upon the retirement of the Stock Option grantee may become exercisable in accordance with a schedule to be determined by the Committee. Stock Option privileges shall expire unless exercised within such period of time as may be established by the Committee.

  (g) DEATH. Upon the death of a Stock Option grantee, Stock Option privileges shall apply to those shares which were immediately exercisable at the time of death. The Committee, however, in its discretion, may provide that any Stock Options outstanding but not yet exercisable upon the death of a Stock Option grantee may become exercisable in accordance with a schedule to be determined by the Committee. Such privileges shall expire unless exercised by legal representatives within a period of time as determined by the Committee but in no event later than the date of the expiration of the Stock Option.

  (h) LIMITS ON INCENTIVE STOCK OPTIONS. Except as may otherwise be permitted by the Code, the Committee shall not, in the aggregate, grant an Eligible Employee, Incentive Stock Options that are first exercisable during any one calendar year to the extent that the aggregate fair market value of the Common Stock, at the time the Incentive Stock Options are granted, exceeds $100,000.

6. PERFORMANCE SHARE AWARDS

  The Committee may grant awards under which payment may be made in shares of Common Stock, cash or any combination of shares and cash if the performance of the Company or any subsidiary or division of the Company selected by the Committee during the Award Period meets certain goals established by the Committee ("Performance Share Awards"). Such Performance Share Awards shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

  (a) AWARD PERIOD AND PERFORMANCE GOALS. The Committee shall determine and include in a Performance Share Award grant the period of time for which a Performance Share Award is made ("Award Period"). The Committee shall also establish performance objectives ("Performance Goals") to be met by the Company, subsidiary or division during the Award Period as a condition to payment of the Performance Share Award. The Performance Goals may include earnings per share, return on stockholder equity, return on assets, net income, or any other financial or other measurement established by the Committee. The Performance Goals may include minimum and optimum objectives or a single set of objectives.

  (b) PAYMENT OF PERFORMANCE SHARE AWARDS. The Committee shall establish the method of calculating the amount of payment to be made under a Performance Share Award if the Performance Goals are met, including the fixing of a maximum payment. The Performance Share Award shall be expressed in terms of shares of Common Stock and referred to as "Performance Shares". After the completion of an Award Period, the performance of the Company, subsidiary or division shall be measured against the Performance Goals, and the Committee shall determine whether all, none or any portion of a Performance Share Award shall be paid. The Committee, in its discretion, may elect to make payment in shares of Common Stock, cash or a combination of shares and cash. Any cash payment shall be based on the fair market value of Performance Shares on, or as soon as practicable prior to, the date of payment.

  (c) REVISION OF PERFORMANCE GOALS. At any time prior to the end of an Award Period, the Committee may revise the Performance Goals and the computation of payment if unforeseen events occur which have a substantial effect on the performance of the Company, subsidiary or division and which in the judgment of the Committee make the application of the Performance Goals unfair unless a revision is made.

  (d) REQUIREMENT OF EMPLOYMENT. A grantee of a Performance Share Award must remain in the employment of the Company until the completion of the Award Period in order to be entitled to payment under the Performance Share Award; provided that the Committee may, in its sole discretion, provide for a partial payment where such an exception is deemed equitable.

  (e) DIVIDENDS. The Committee may, in its discretion, at the time of the granting of a Performance Share Award, provide that any dividends declared on the Common Stock during the Award Period, and which would have been paid with respect to Performance Shares had they been owned by a grantee, be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and used to increase the number of Performance Shares of the grantee

7. RESTRICTED STOCK GRANTS

  The Committee may issue shares of Common Stock to a grantee which shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe ("Restricted Stock Grant"):

  (a) REQUIREMENT OF EMPLOYMENT. A grantee of a Restricted Stock Grant must remain in the employment of the Company during a period designated by the Committee ("Restriction Period"). If the grantee leaves the employment of the Company prior to the end of the Restriction Period, the Restricted Stock Grant shall terminate and the shares of Common Stock shall be returned immediately to the Company, provided that the Committee may, at the time of the grant, provide for the employment restriction to lapse with respect to a portion or portions of the Restricted Stock Grant at different times during the Restriction Period. The Committee may, in its discretion, also provide for such complete or partial exceptions to the employment restriction as it deems equitable.

  (b) RESTRICTIONS ON TRANSFER AND LEGEND ON STOCK CERTIFICATES. During the Restriction Period, the grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of Common Stock except to a successor under Section 9 hereof. Each certificate for shares of Common Stock issued hereunder shall contain a legend giving appropriate notice of the restrictions in the grant.

  (c) ESCROW AGREEMENT. The Committee may require the grantee to enter into an escrow agreement providing that the certificates representing the Restricted Stock Grant will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

  (d) LAPSE OF RESTRICTIONS. All restrictions imposed under the
Restricted Stock Grant shall lapse upon the expiration of the Restriction Period if the conditions as to employment set forth above have been met. The grantee shall then be entitled to have the legend removed from the certificates.

  (e) DIVIDENDS. The Committee shall, in its discretion, at the time of the Restricted Stock Grant, provide that any dividends declared on the Common Stock during the Restriction Period shall either be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and paid to the grantee only after the expiration of the Restriction Period.

8. DISCONTINUANCE OR AMENDMENT OF THE PLAN.

  The Board of Directors may discontinue the ISP at any time and may from time to time amend or revise the terms of the ISP as permitted by applicable statutes, except that it may not revoke or alter, in a manner unfavorable to the grantees of any Incentives hereunder, any Incentives then outstanding, nor may the Board amend the ISP without stockholder approval, where the absence of such approval would cause the Plan to fail to comply with Rule 16b-3 under the Exchange Act, or any other requirement of applicable law or regulation. No Incentive shall be granted under the ISP after May 31, 1999 but Incentives granted theretofore may extend beyond that date.

9. NONTRANSFERABILITY

  Each Incentive granted under the ISP shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code, and with respect to Stock Options, shall be exercisable, during the grantee's lifetime, only by the grantee or the grantee's guardian or legal representative.

10. NO RIGHT OF EMPLOYMENT

  ISP and the Incentives granted hereunder shall not confer upon any Eligible Employee the right to continued employment with the Company or affect in any way the right of the Company to terminate the employment of an Eligible Employee at any time and for any or no reason.

11. TAXES

  The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or shares deliverable under the ISP after giving the person entitled to receive such amount or shares notice as far in advance as practicable and may condition delivery of certificates evidencing shares awarded or purchased under the ISP upon receipt of funds to effect such withholding.

12. LISTING AND REGISTRATION OF THE SHARES

  Each option issued hereunder shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

    "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
    -------------------------------------------------------------------
    OF 1933 AS AMENDED OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT
    ------------------------------------------------------------------
    BE TRANSFERRED WITHOUT AN OPINION OF COUNSEL SATISFACTORY IN FORM
    -----------------------------------------------------------------
    AND SUBSTANCE TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY
    ---------------------------------------------------------------
    EFFECTED IN THE ABSENCE OF SUCH REGISTRATION."
    ----------------------------------------------

13. EFFECTIVE DATE

  The Plan shall be effective as of June 1, 1994, provided, however, that any Incentives awarded prior to approval by stockholders of the Company as contemplated by Rule 16b-3 under the Exchange Act shall be contingent upon such approval and shall be void if not so approved on or before May 31, 1995.

                    JONES MEDICAL INDUSTRIES, INC.

                  1994 FORMULA STOCK OPTION PLAN FOR
                       NON-MANAGEMENT DIRECTORS

  1. PURPOSE. The purpose of this 1994 Formula Stock Option Plan is to provide certain compensation to eligible directors of the Company and to encourage the highest level of performance of non-management directors by providing those directors with a proprietary interest in the Company's success and progress by granting them options to purchase shares of the Company's Common Stock in accordance with the terms and conditions set forth below.

  2. DEFINITIONS. Whenever used herein, the following shall have the meanings set forth below:

  (a) "Affiliate" refers to any corporation or other entity which directly, or through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

  (b) "Board" shall mean the Board of Directors of the Company.

  (c) "Common Stock" shall mean the common stock of the Company.

  (d) "Company" shall mean Jones Medical Industries, Inc.

  (e) "Eligible Director" shall mean an individual who is a member of the Board and who is not at the time of the grant, an employee of the Company or any subsidiary of the Company.

  (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (g) "FSO Plan" shall mean the 1994 Formula Stock Option Plan for non-management directors of Jones Medical Industries, Inc.

  (h) "Formula Stock Option" shall mean an option granted to Eligible Directors pursuant to this FSO Plan.

  (i) "Initial Exercise Date" shall mean the date which is eleven (11) months following the date on which an Eligible Director becomes a Participant in the FSO Plan.

  (j) "Option Period" shall mean the period of time during which a Participant may exercise his Formula Stock Option as more specifically set forth in paragraph (d) of Section 6 of this FSO Plan.

  (k) "Option Price" shall mean the price per share of Common Stock at which a Participant may purchase Common Stock as hereinafter set forth in paragraph (b) of Section 6 of this FSO Plan.

  (l) "Option Shares" shall mean the shares of Common Stock which are subject to the Formula Stock Option as hereinafter set forth in paragraph (c) of Section 6 of this FSO Plan.

  (m) "Participant" shall mean an Eligible Director to whom a Formula Stock Option has been granted pursuant to the FSO Plan.

  (n) "Termination of Service" is the date as of which (i) the service of a director as a member of the Board is discontinued because of the death, removal, resignation or expiration of term without re-election, or (ii) a director becomes an employee of the Company or any Affiliate of the Company, whichever is the first to occur.

  (o) "Year of Service" means each continuous twelve (12) month period following the Initial Exercise Date during which a Participant serves as a director of the Company.

  3. ADMINISTRATION. The FSO Plan shall, to the extent necessary, be administered by the President of the Company, or such other person or persons as may be appointed by the President (the "Administrator"), and said Administrator shall take such action necessary so as to comply with the provisions of this FSO Plan. The grant of a Formula Stock Option shall be evidenced by the execution of a Formula Stock Option Agreement in the form of Exhibit A attached hereto executed by each Participant.

  4. SHARES AVAILABLE FOR FORMULA STOCK OPTIONS.

  (a) There is hereby reserved for issuance under this FSO Plan an aggregate of 50,000 shares of Common Stock, subject to adjustment as provided in paragraph (c) of this Section 4.

  (b) In the event of a lapse, expiration, termination or cancellation of any Formula Stock Options granted under this FSO Plan without the issuance of shares or payments of cash, the shares subject to or reserved for such Formula Stock Options may again be used for new Formula Stock Options hereunder; provided that in no event may the number of shares issued hereunder exceed the total number of shares reserved for issuance.

  (c) In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, an equitable adjustment shall be made in the number and kind of shares authorized by the FSO Plan, in the number and kind of shares covered by the Formula Stock Options granted, and, in the Option Price so that the relative position of each Participant after such transaction will be equivalent to his relative position prior to such transaction.

  5. ELIGIBILITY. The individuals who are eligible to receive Formula Stock Options hereunder shall be limited to members of the Board who are not, at the time of the grant, employees of the Company or any subsidiary of the Company. An Eligible Director of the Company shall become a Participant in the FSO Plan on the first day of the month following the date (subsequent to the effective date of this FSO Plan) on which said Eligible Director is elected or appointed to the Board (whether elected by shareholders of the Company or appointed by the Board itself to fill a vacancy on the Board).

  6. GRANT OF FORMULA STOCK OPTIONS.

  (a) GRANT TO PARTICIPANTS. Each Eligible Director shall be granted a Formula Stock Option on the day that said Eligible Director becomes a Participant, provided, however, that if said Participant had previously been granted, and currently has outstanding, Formula Stock Options pursuant to this FSO Plan, then said Participant shall not receive a grant of a new Formula Stock Option until the first day of the month following the date on which said previously granted Formula Stock Option has become fully exercisable pursuant to the provisions of
Section 7 of this FSO Plan.

  (b) OPTION PRICE. The Option Price per share of Common Stock with respect to each Formula Stock Option shall be equal to the fair market value of the Common Stock on the date that the Formula Stock Option is granted. During any period in which the Common Stock is listed for trading on a registered national securities exchange or on the NASDAQ National Market System, the fair market value shall be equal to the lower of (i) the closing price, and (ii) the average of the high and low prices (or the average of the low bid and high asked prices, as appropriate), on the date of grant.

  (c) OPTION SHARES. The number of Option Shares subject to each
Formula Stock Option granted to a Participant shall be Five Thousand (5,000) shares of Common Stock subject to adjustment pursuant to the provisions of paragraph (c) of Section 4.

  (d) OPTION PERIOD. Each Formula Stock Option must be exercised, if at all, on or before the first to occur of (i) the date that is thirty
(30) days after the effective date of the Termination of Service of a Participant (or if the Termination of Service is a result of the death of a Participant, then ninety (90) days after the date of death, and if the Termination of Service is a result of a director becoming an employee of the Company or any Affiliate, then two hundred twenty-five
(225) days after the date that said director becomes an employee of the Company or any Affiliate), and (ii) the fifth anniversary of the Initial Exercise Date, at which time the entire Formula Stock Option granted to such Participant (or such portion thereof that has not been exercised) shall lapse, terminate and be of no further force and effect.

  (e) PAYMENT. The Option Price shall be payable in cash by the Participant at the time the Formula Stock Option is exercised. No shares shall be issued until full payment therefore has been made. A grantee of a Formula Stock Option shall have none of the rights of a shareholder of the Company until the shares are issued.

  7. EXERCISE OF FORMULA STOCK OPTIONS.

  (a) During the Option Period, the Formula Stock Option may be exercised at the times and in the amounts as follows: (i) twenty percent (20%) of the Option Shares may be purchased by the Participant at any time during the period commencing with the Initial Exercise Date and ending on the last day of the Option Period; and (ii) an additional twenty percent (20%) of the Option Shares may be purchased by the Participant for each Year of Service of said Participant following the Initial Exercise Date during the Option Period.

  (b) Notwithstanding the provisions of paragraph (h) of Section 2, the Initial Exercise Date for each of Stanley L. Lopata and L. John Polite, Jr. shall be June 1, 1994, thereby recognizing their services rendered to the Company during the prior twelve (12) month period. In addition, and notwithstanding the provisions of item (ii) of paragraph (a) of this Section 7, Years of Service for each of Stanley L. Lopata and L. John Polite, Jr. shall be measured from May 1, 1994 rather than the Initial Exercise Date for purposes of determining their respective exercise rights with respect to the remaining eighty percent (80%) of their Option Shares.

  8. THE DISCONTINUANCE OR AMENDMENT OF PLAN. The Board may discontinue the FSO Plan at any time and may from time to time amend or revise the terms of the Plan as permitted by applicable statutes, except that it may not revoke or alter, in any manner unfavorable to the grantees of any Formula Stock Options hereunder, any Formula Stock Options outstanding, nor may the Board amend the FSO Plan without shareholder approval, where the absence of such approval would cause the FSO Plan to fail to comply with Rule 16b-3 under the Exchange Act, or any other requirement of applicable law or regulation. Furthermore, the provisions of this FSO Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act, or the rules thereunder.

  No Formula Stock Option shall be granted under the FSO Plan after May 31, 1999, but Options granted theretofore may extend beyond that date.

  9. NON-TRANSFERABILITY. Each Formula Stock Option granted under the FSO Plan shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code, and shall be exercisable, during the grantee's lifetime, only by the grantee or the grantee's guardian or legal representative.

  10. NO RIGHT OF DIRECTORSHIP. Nothing in this FSO Plan shall be deemed to create any obligation on the part of the Board to nominate any director for re-election as a director by the shareholders of the Company nor to create any right to continue as a director of the Company.

  11. RESTRICTIONS ON RESALE OF STOCK. Each Formula Stock Option issued hereunder shall be subject to the requirement that if at any time the Administrator shall determine, in his discretion, that the listing, registration or qualification of the shares subject to the Formula Stock Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, such Formula Stock Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrator. Certificates representing shares of stock issued pursuant to this FSO Plan shall bear the following legend:

    "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
    -------------------------------------------------------------------
    OF 1933 AS AMENDED OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT
    ------------------------------------------------------------------
    BE TRANSFERRED WITHOUT AN OPINION OF COUNSEL SATISFACTORY IN FORM
    -----------------------------------------------------------------
    AND SUBSTANCE TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY
    ---------------------------------------------------------------
    EFFECTED IN THE ABSENCE OF SUCH REGISTRATION."
    ----------------------------------------------

  12. EFFECTIVE DATE. The FSO Plan shall be effective as of May 25, 1994, provided, however, that any Formula Stock Options granted prior to approval by shareholders of the Company as contemplated by Rule 16b-3 under the Exchange Act shall be contingent upon such approval and shall be void if not so approved on or before May 24, 1995. In the event that any Formula Stock Options are exercised and the shareholders of the Company do not approve the FSO Plan as hereinbefore set forth, then the Company shall redeem, and the applicable Participant shall sell, any such Option Shares so purchased by the Participant at a price equal to 105% of the Option Price so paid.

  13. EXPENSES OF PLAN. The expenses of the FSO Plan shall be borne by the Company.

PROXY
                    JONES MEDICAL INDUSTRIES, INC.

         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS-MAY 15, 1995

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned hereby appoints JUDITH A. JONES and DENNIS M. JONES, and each of them, proxy, with full power of substitution, to vote all the shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of JONES MEDICAL INDUSTRIES, INC. to be held at the St. Louis Club, 7701 Forsyth, Clayton, Missouri 63105 on May 15, 1995 at 3:30 p.m., and at any adjournment or postponement thereof, and to take action on the proposals listed hereon and any other business that may lawfully come before the meeting, hereby revoking all proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said proxy may lawfully do by virtue hereof.

  UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS LISTED BELOW; IF SPECIFIC INSTRUCTIONS ARE
INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

  In his/her discretion, each proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

PROPOSAL 1-Election of Directors

           / / FOR all nominees listed below.    / / WITHHOLD AUTHORITY for all
                                                     nominees.

  To withhold authority to vote for any individual nominee or nominees, line through or strike out the nominee's or nominees' name or names below:

Michael T. Bramblett, Edward A. Chod, G. Andrew Franz, Dennis M. Jones,
      Judith A. Jones, Stanley L. Lopata, David A. McLaughlin,
              L. John Polite, Jr., Thomas F. Patton

  The Board of Directors Recommends a Vote FOR all nominees listed.

PROPOSAL 2-Approval of adoption of the Jones Medical Industries, Inc.
           1994 Incentive Stock Plan

                      / / FOR        / / AGAINST

  The Board of Directors Recommends a vote FOR Proposal 2.

PROPOSAL 3-Approval of adoption of the Jones Medical Industries, Inc.
           1994 Formula Stock Option Plan for Non-Management Directors

                      / / FOR        / / AGAINST

  The Board of Directors Recommends a vote FOR Proposal 3.

  The shares represented by this proxy will be voted as directed by the Shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals listed.

Date ..................., 1995

                                         ..............................
                                                    Signature

                                         ..............................
                                            Signature if held jointly

                                         Please date and sign as your
                                         name appears above and return
                                         in the enclosed envelope. If
                                         acting as attorney, executor,
                                         administrator, trustee or
                                         guardian, you should so
                                         indicate when signing. If the
                                         signor is a corporation,
                                         please sign the full corporate
                                         name, by duly authorized
                                         officer. If shares are held
                                         jointly, each shareholder
                                         named should sign.